EXHIBIT 10.73

LEASE SEVERANCE AND AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

1

LEASE SEVERANCE AND AMENDMENT AGREEMENT

THIS LEASE SEVERANCE AND AMENDMENT AGREEMENT (hereinafter this “Agreement”) is dated as of the 8th day of September, 2004, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”) having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant have entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Lease”) demising to Tenant (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Severed Properties”), and (ii) multiple other properties (the “Remaining Properties”).

B. Pursuant to Section 40.15 of the Lease, Lessor desires to sever the Lease into two (2) leases, one (1) relating to the Severed Properties and one (1) relating to the Remaining Properties, on the terms set forth in this Agreement.

C. Lessor and Tenant further desire to amend the Lease as it will continue to apply to the Remaining Properties after the aforesaid severance in certain other respects, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. The Lease is hereby severed into two (2) leases as follows: (a) contemporaneously herewith, Lessor and Tenant shall enter into that certain Master Lease Agreement No. 1A (the “Severed Properties Lease”) dated as of the date hereof relating to the Severed Properties and (b) the Lease shall continue in full force and effect with respect to the Remaining Properties, and the Severed Properties shall be severed from the Lease, in accordance with Section 40.15(b) and the other provisions of Section 40.15 of the Lease (as amended by this Agreement), and accordingly, Lessor and Tenant acknowledge and agree that, with respect to the Lease:

(a)	Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the date hereof shall, for the period from the date hereof through April 30, 2005, be equal to Forty-Four Million Five Hundred Five Thousand Six Hundred Forty-Six and 68/100 Dollars ($44,505,646.68) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1 of the Lease, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms;

(b)	Effective as of the date hereof, Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement;

(c)	Effective as of the date hereof, Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement;

(d)	Effective as of the date hereof, the number “2,085,946” is deleted from each place that it appears in Section 3.2(e) of the Lease and replaced with the number “1,054,365”, such that, as of the date hereof, the “Reset Fee” under the terms of the Lease shall be equal to $1,054,365.

3. The Severed Properties Lease shall constitute a New Lease (as defined in the Lease) created pursuant to Section 40.15 of the Lease (as amended by this Agreement). Subject to Section 22.7(g) of the Lease and without limitation of and subject to the provisions of Sections 16.10, 19.1, 25.1.11 and 40.18 of the Severed Properties Lease and the Lease, and notwithstanding anything to the contrary contained in Section 1.3 of the Severed Properties Lease:

(a) Tenant under the Severed Properties Lease shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Severed Properties Lease, insofar as they relate to the Severed Properties subject to the Severed Properties Lease, that were not paid, performed and satisfied in full prior to the Effective Date (as defined in the Severed Properties Lease) (and Tenant, in its capacity as the tenant under the Lease, shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to such Effective Date); and

(b) The tenant under the Severed Properties Lease, in its capacity as the tenant under the Severed Properties Lease, shall not be responsible for the payment, performance or satisfaction of any duties, obligations and liabilities of the tenant under the Lease, in its capacity as the tenant under the Lease, arising after such Effective Date (Tenant acknowledges, however, that, because Tenant is both the tenant under the Lease and under the Severed Properties Lease as of the Effective Date, Tenant, as a legal entity, is responsible for such duties, obligations and liabilities under the Lease).

4. The text of the Joinder to the Lease that was executed by Ventas, Inc. is deleted in its entirety and replaced with the following:

“The undersigned, VENTAS, INC., a Delaware corporation, hereby joins in the foregoing Amended and Restated Master Lease Agreement No. 1 solely for the purpose of confirming to the Tenant under the aforesaid Lease that, to the best of its knowledge, title to the Leased Properties is held in the name of the Lessor under the aforesaid Lease, rather than in the name of the respective entities that were the lessor under the “Original Master Lease” referenced in the aforesaid Lease, and that, if it is determined that title has not properly been transferred to such Lessor, Ventas, Inc. shall cause the conveyance of such title to Lessor, effective as of the Effective Date referenced in the aforesaid Lease. Notwithstanding anything to the contrary contained in the aforesaid Lease, the aforesaid Tenant acknowledges and agrees, by the acceptance of this Joinder, that, except as provided in this Joinder, Ventas, Inc. shall have no liability or obligations under the aforesaid Lease, as lessor or otherwise.”

5. Section 34.1(b) of the Lease is hereby deleted and replaced with the following:

(b) if to Lessor:

Ventas Realty, Limited Partnership

10350 Ormsby Park Place

Suite 300

Louisville, Kentucky 40223

Attention: Lease Administration

with a copy to:

Ventas, Inc.

Ventas Realty, Limited Partnership

10350 Ormsby Park Place

Suite 300

Louisville, Kentucky 40223

Attention: General Counsel

6. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

7. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:	/s/ Douglas L. Curnutte
Name:	Douglas L. Curnutte
Title:	Vice President of Facilities & Real Estate Development

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:	/s/ Douglas L. Curnutte
Name:	Douglas L. Curnutte
Title:	Vice President of Facilities & Real Estate Development

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. Richard Riney
T. Richard Riney, Executive Vice President, General Counsel and Secretary

JOINDER

The undersigned, VENTAS, INC., a Delaware corporation, hereby joins in the foregoing Lease Severance and Amendment Agreement solely for the purposes of (i) confirming to the Tenant under the aforesaid Agreement that, to the best of its knowledge, except as described in subsection (ii) below, title to the Severed Properties is held in the name of the Lessor, and that, if it is determined that title has not properly been transferred to such Lessor, Ventas, Inc. shall cause the conveyance of such title to Lessor, effective as of April 20, 2001, (ii) confirming to the aforesaid Tenant that, to the best of its knowledge, title to the Severed Property commonly known as Vencor Hospital – Pittsburgh (Facility No. 4619) is held in the name of Ventas, Inc., and (iii) subject to Section 40.2 of the Severed Properties Lease, joining with Ventas Realty, Limited Partnership, on a joint and several basis, as Lessor under the aforesaid Severed Properties Lease with respect to, and only with respect to, the aforesaid Vencor Hospital –Pittsburgh Severed Property, and for no other purposes. Notwithstanding anything to the contrary contained in the aforesaid Severed Properties Lease, the aforesaid Tenant acknowledges and agrees, by the acceptance of this Joinder, that, except as provided in subsection (i) above, Ventas, Inc. shall have no liability or obligations under the aforesaid Severed Properties Lease, as lessor or otherwise, with respect to any Severed Property other than the aforesaid Vencor Hospital –Pittsburgh Severed Property.

Witness		VENTAS, INC.

/s/ Debra J. Paulson		By:	/s/ T. Richard Riney
Name:	Debra J. Paulson	Name:	T. Richard Riney
		Title:	Executive Vice President

/s/ Jeremy Burrow
Name:	Jeremy Burrow

Acknowledgments

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 7th day of September, 2004, personally came before me Maria Colville, a Notary Public in and for said County and State, Douglas L. Curnutte, who being by me duly sworn, says that he is the VP of Facilities & Real Estate of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Douglas L. Curnutte acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 7th day of September, 2004.

/s/ Maria Colville
Notary Public

My Commission Expires:

3-22-2008

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 7th day of September, 2004, personally came before me Maria Colville, a Notary Public in and for said County and State, Douglas L. Curnutte, who being by me duly sworn, says that he is the VP of Facilities & Real Estate of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Douglas L. Curnutte acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 7th day of September, 2004.

/s/ Maria Colville
Notary Public

My Commission Expires:

3-22-2008

[Notarial Stamp/Seal]

STATE OF ILLINOIS	)
)
COUNTY OF COOK	)

This 8th day of September, 2004, personally came before me Giuseppina Maria Fricano, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 8th day of September, 2004.

/s/ Giuseppina Maria Fricano
Notary Public

My Commission Expires:

12/20/2006

[Notarial Stamp/Seal]

STATE OF ILLINOIS	)
)
COUNTY OF COOK	)

This 8th day of September, 2004, personally came before me Giuseppina Maria Fricano, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 8th day of September, 2004.

/s/ Giuseppina Maria Fricano
Notary Public

My Commission Expires:

12/20/2006

[Notarial Stamp/Seal]

EXHIBIT A

Severed Properties

1	4619	Kindred Hospital – Pittsburgh	Oakdale	PA
2	562	Andrew House Healthcare	New Britain	CT
3	507	Country Manor Rehab. & Nsg. Center	Newburyport	MA
4	582	Colony House Nsg. & Rehab. Ctr.	Abington	MA
5	550	Norway Rehabilitation & Living Center	Norway	ME
6	558	Fieldcrest Manor Nursing Home	Waldoboro	ME
7	806	Chapel Hill Rehab. & Healthcare Ctr.	Chapel Hill	NC
8	767	Colony Oaks Care Center	Appleton	WI

1

ATTACHMENT 1

Exhibit C to the Lease

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

Facility ID	Facility Name	Base Rent Commencing May 1, 2004	Percentage of Master Lease Commencing September , 2004
114	Arden Rehab & Healthcare Center	523,908.12	1.1772%
127	Northwest Continuum Care Center	481,270.44	1.0814%
132	Madison Healthcare & Rehab Center	372,884.04	0.8378%
140	Wasatch Care Center	385,006.80	0.8651%
185	Heritage Health & Rehab Center	40,279.20	0.0905%
191	Silas Creek Manor	526,343.76	1.1826%
198	Harrington House Nursing & Rehab Center	854,699.40	1.9204%
218	Cascade Rehab & Care Center	341,130.48	0.7665%
327	Laurel Ridge Rehab & Nursing Center	368,526.60	0.8280%
409	Mountain Valley Care & Rehab	305,354.28	0.6861%
416	Park Place Health Care Center	956,295.36	2.1487%
433	Parkview Acres Care & Rehab Center	350,970.60	0.7886%
436	Valley Healthcare & Rehab Center	404,320.80	0.9085%
441	Mountain Towers Healthcare & Rehab	219,530.64	0.4933%
452	Sunnyside Care Center	241,847.40	0.5434%
462	Queen Anne Healthcare	617,740.56	1.3880%
516	Hammersmith House Nursing Care Center	160,218.36	0.3600%
518	Timberlyn Heights Nursing & Alzheimer’s Center	441,210.84	0.9914%
525	La Veta Healthcare Center	460,982.52	1.0358%
552	Shore Village Rehab & Nursing Center	309,961.92	0.6965%
555	Brentwood Manor Rehab & Nursing Center	184,541.16	0.4146%
567	Nutmeg Pavilion Healthcare	565,927.68	1.2716%
577	Minerva Park Nursing & Rehab Center	398,088.48	0.8945%
640	Las Vegas Healthcare & Rehab Center	395,059.68	0.8877%
738	Bay View Nursing & Rehab Center	285,999.48	0.6426%
742	Sonoran Rehab & Care Center	343,784.16	0.7725%
745	Aurora Care Center	585,522.12	1.3156%
769	North Ridge Med. & Rehab Center	701,488.32	1.5762%
779	Westview Nursing & Rehab Center	445,821.00	1.0017%
784	Northfield Center for Health & Rehab	694,461.72	1.5604%
868	Lebanon County Manor	288,227.88	0.6476%
4602	Kindred Hospital So. Florida Coral Gables Campus	823,904.40	1.8512%

2

Facility ID	Facility Name	Base Rent Commencing May 1, 2004	Percentage of Master Lease Commencing September , 2004
4618	Kindred Hospital Oklahoma City	1,115,430.00	2.5063%
4620	LaGrange Community Hospital	592,435.56	1.3311%
4628	Kindred Hospital Chattanooga	847,254.48	1.9037%
4633	Kindred Hospital Louisville	3,379,637.16	7.5937%
4637	Kindred Hospital Chicago North Campus	5,964,519.00	13.4017%
4638	Kindred Hospital Indianapolis	1,894,324.56	4.2564%
4652	Kindred Hospital North Florida	3,452,246.64	7.7569%
4656	Kindred Hospital Phoenix	895,680.36	2.0125%
4680	Kindred Hospital St. Louis	1,067,596.44	2.3988%
4690	Kindred Hospital Chicago Northlake Campus	1,827,749.28	4.1068%
4693	Menlo Park Surgical Hospital	775,528.68	1.7425%
4822	Kindred Hospital San Francisco Bay Area	1,719,033.48	3.8625%
4842	Kindred Hospital Westminster	4,942,342.92	11.1050%
4848	Kindred Hospital San Diego	1,956,559.92	4.3962%

	Total	44,505,646.68	100.0000%

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ATTACHMENT 2

Exhibit D to the Lease

EXHIBIT D

Renewal Groups

Master Lease #1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	132	Madison Healthcare & Rehab. Ctr.	Madison	TN	30-Apr-08	#1
2	577	Minerva Park Nursing & Rehab. Ctr.	Columbus	OH	30-Apr-08	#1
3	779	Westview Nursing & Rehab. Center	Bedford	IN	30-Apr-08	#1
4	784	Northfield Centre for Health & Rehab.	Louisville	KY	30-Apr-08	#1
5	4618	Kindred Hospital - Oklahoma City	Oklahoma City	OK	30-Apr-08	#1
6	4822	Kindred Hospital - San Francisco Bay Area	San Leandro	CA	30-Apr-08	#1
7	114	Arden Rehabilitation & Healthcare Ctr.	Seattle	WA	30-Apr-08	#3
8	140	Wasatch Care Center	Ogden	UT	30-Apr-08	#3

4

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
9	416	Park Place Health Care Center	Great Falls	MT	30-Apr-08	#3
10	525	La Veta Healthcare Center	Orange	CA	30-Apr-08	#3
11	4693	Menlo Park Surgical Center	Menlo Park	CA	30-Apr-08	#3
12	4842	Kindred Hospital – Westminster	Westminster	CA	30-Apr-08	#3
13	327	Laurel Ridge Rehab. & Nursing Ctr.	Jamaica Plain	MA	30-Apr-13	#4
14	436	Valley Healthcare & Rehab. Center	Tucson	AZ	30-Apr-13	#4
15	462	Queen Anne Healthcare	Seattle	WA	30-Apr-13	#4
16	552	Shore Village Rehab. & Nursing Ctr.	Rockland	ME	30-Apr-13	#4
17	555	Brentwood Rehab. & Nsg. Center	Yarmouth	ME	30-Apr-13	#4
18	640	Las Vegas Healthcare & Rehab. Ctr.	Las Vegas	NV	30-Apr-13	#4
19	738	Bay View Nursing & Rehab. Center	Alameda	CA	30-Apr-13	#4
20	742	Sonoran Rehab & Care Center	Phoenix	AZ	30-Apr-13	#4
21	4633	Kindred Hospital – Louisville	Louisville	KY	30-Apr-13	#4
22	4638	Kindred Hospital – Indianapolis	Indianapolis	IN	30-Apr-13	#4

5

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
23	127	Northwest Continuum Care Center	Longview	WA	30-Apr-10	#6
24	185	Heritage Health & Rehab. Center	Vancouver	WA	30-Apr-10	#6
25	191	Silas Creek Manor	Winston-Salem	NC	30-Apr-10	#6
26	452	Sunnyside Care Center	Salem	OR	30-Apr-10	#6
27	769	North Ridge Med. & Rehab. Center	Manitowoc	WI	30-Apr-10	#6
28	868	Lebanon Country Manor	Lebanon	OH	30-Apr-10	#6
29	4620	Kindred Hospital – LaGrange	LaGrange	IN	30-Apr-10	#6
30	4637	Kindred Hospital – Chicago North	Chicago	IL	30-Apr-10	#6
31	4690	Kindred Hospital – Chicago Northlake Campus	Northlake	IL	30-Apr-10	#6
32	516	Hammersmith House Nsg. Care Ctr.	Saugus	MA	30-Apr-10	#7
33	518	Timberlyn Heights Nsg. & Alz. Ctr.	Great Barrington	MA	30-Apr-10	#7
34	567	Nutmeg Pavilion Healthcare	New London	CT	30-Apr-10	#7
35	4602	Vencor Hospital - Coral Gables	Coral Gables	FL	30-Apr-10	#7
36	4652	Kindred Hospital - North Florida	Green Cove Spr.	FL	30-Apr-10	#7

6

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
37	218	Cascade Care Center	Caldwell	ID	30-Apr-10	#8
38	409	Mountain Valley Care and Rehab.	Kellogg	ID	30-Apr-10	#8
39	433	Parkview Acres Care & Rehab Ctr.	Dillon	MT	30-Apr-10	#8
40	441	Mountain Towers Healthcare & Rehab	Cheyenne	WY	30-Apr-10	#8
41	745	Aurora Care Center	Aurora	CO	30-Apr-10	#8
42	4656	Kindred Hospital – Phoenix	Phoenix	AZ	30-Apr-10	#8
43	4848	Kindred Hospital - San Diego	San Diego	CA	30-Apr-10	#8
44	198	Harrington House Nsg. & Rehab. Ctr.	Walpole	MA	30-Apr-10	#9
45	4628	Kindred Hospital – Chattanooga	Chattanooga	TN	30-Apr-10	#9
46	4680	Kindred Hospital - St. Louis	St. Louis	MO	30-Apr-10	#9

7